Exhibit 99.1

TradeZero, a Next-Generation, Active Trading Platform, and Dune Acquisition Corporation to Participate at Needham’s 2nd Annual Virtual Tech Week on November 16, 2021

Brooklyn and West Palm Beach, November 9, 2021 (GLOBE NEWSWIRE) – TradeZero Holding Corp. (“TradeZero” or the “Company”), a financial technology firm which, through its U.S. and Bahamas based broker-dealers, offers a next-generation trading platform targeting the global active trader community, and Dune Acquisition Corporation (Nasdaq: DUNEU, DUNE, DUNEW) (“Dune”), a special purpose acquisition company, announced that their management teams will participate in 1x1 meetings at Needham & Company’s 2nd Annual Virtual Tech Conference on November 16, 2021.

On October 12, 2021, Dune and TradeZero announced that they had entered into a definitive agreement for their business combination, which would result in TradeZero becoming a publicly listed company. “We believe our attendance at Needham’s Virtual Tech Week offers us an exciting opportunity to engage with leading investors and further introduce the TradeZero transaction and story,” said Daniel Pipitone, Co-Founder and CEO of TradeZero.

“Built By Active Traders, For Active Traders”, TradeZero was founded in 2015 by a team that leveraged decades of collective operating and trading experience to build a next-generation trading platform tailored to the needs of the ever-growing community of sophisticated traders. Active retail traders choose TradeZero and its subsidiaries for its professional-grade market access, sophisticated trading tools, and 24x7 live customer service. With its core offerings of U.S. equities, equity options, and its proprietary Short Locate Services (U.S. patent pending), TradeZero serves both domestic and international active traders, representing a robust and growing total addressable market.

About TradeZero

TradeZero Holding Corp. owns TradeZero, Inc., a Nassau, Bahamas based broker-dealer serving international clients since 2015, and TradeZero America, Inc., a U.S. broker-dealer serving U.S. clients since 2019. TradeZero America, Inc. is a member of The New York Stock Exchange, NYSE Arca, Inc., NYSE American LLC, Nasdaq, Nasdaq BX and Cboe EDGX Exchange, Inc. Through its broker-dealer subsidiaries, TradeZero offers retail investors commission-free stock trading and direct market center access to U.S equities and equity options trading. TradeZero provides its clients with an advanced suite of desktop, web-based and mobile software platforms, all of which include its proprietary Short Locator (U.S. patent pending). TradeZero’s innovative features and capabilities for stock shorting accommodate all types of retail investors, especially the active trader. Visit https://www.tradezero.co for more information.

About Dune Acquisition Corporation

Dune Acquisition Corporation was founded by its Chief Executive Officer, Carter Glatt, to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

The proposed business combination with TradeZero (the “Business Combination”) will be submitted to Dune’s stockholders for their consideration. Dune intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of Dune’s common stock in connection with the proposed Business Combination. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Dune’s stockholders, TradeZero’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about TradeZero, Dune and the Business Combination. When available, the definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Dune as of a record date to be established for voting on the proposed Business Combination. Dune stockholders and TradeZero stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Dune’s secretary at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401, (917) 742-1904.

Participants in Solicitation

Dune and its directors and executive officers may be deemed participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dune is contained in Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Dune’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Business Combination when available. TradeZero and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the proposed Business Combination when available.

Cautionary Note Concerning Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the services offered by Trade Zero and Trade Zero’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed Business Combination disrupts TradeZero’s current plans and operations; (ii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of TradeZero to grow and manage growth profitably and retain its key employees; (iii) costs related to the proposed Business Combination; (iv) changes in applicable laws or regulations; (v) the possibility that Dune or TradeZero may be adversely affected by other economic, business, and/or competitive factors; (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (vii) the outcome of any legal proceedings that may be instituted against Dune or TradeZero following the announcement of the merger agreement; (viii) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Dune or TradeZero, certain regulatory approvals or satisfy other conditions to closing in the merger agreement; (ix) the impact of COVID-19 on TradeZero’s business and/or the ability of the parties to complete the proposed Business Combination; (x) the inability to obtain or maintain the listing of the post-business combination entity’s shares of common stock on a national securities exchange following the proposed Business Combination; or (xi) other risks and uncertainties indicated from time to time in the Proxy Statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Dune’s or TradeZero’s other filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Dune’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K/A filed with the SEC on June 21, 2021, and the Proxy Statement discussed above and other documents filed by Dune from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TradeZero and Dune assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TradeZero nor Dune gives any assurance that either TradeZero or Dune will achieve its expectations.

Investor Contacts

Dune Acquisition Corporation

ir@duneacq.com

(917) 742-1904

TradeZero Holding Inc

Michael Wichman or Steve Anreder

Anreder & Co.

(212) 532-3232

ir@tradezero.co

Media Contact

Michelle Manoff

Rubinestein Public Relations

(212) 805-3051

mmanoff@rubensteinpr.com